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                                    GMO TRUST

                        SUPPLEMENT DATED JULY 1, 2005 TO
                  GMO TRUST PROSPECTUS DATED JUNE 30, 2005 AND
        GMO TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2005

            GMO Small Cap Value Fund, GMO Small Cap Growth Fund, and
                      GMO Tax-Managed Small Companies Fund
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The Board of Trustees of GMO Trust has approved the following changes, effective
August 31, 2005, to the Funds' names:

        Current Name                           Name as of August 31, 2005
        ------------                           --------------------------
   GMO Small Cap Value Fund                  GMO Small/Mid Cap Value Fund
   GMO Small Cap Growth Fund                 GMO Small/Mid Cap Growth Fund
   GMO Tax-Managed Small Companies Fund      GMO Tax-Managed Small/Mid Cap Fund

In connection with the Funds' name changes, effective August 31, 2005, the first paragraph of each Fund's "Principal investment strategies" is amended and restated to read as follows:

GMO Small/Mid Cap Value Fund
----------------------------

The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index and in companies with similar market capitalizations ("small and mid cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid cap companies.

GMO Small/Mid Cap Growth Fund
-----------------------------

The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index and in companies with similar market capitalizations ("small and mid cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid cap companies.

GMO Tax-Managed Small/Mid Cap Fund
----------------------------------

The Fund typically makes equity investments in small and mid cap companies that issue stocks traded in the U.S. market and uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax exposure to the U.S. small and mid cap company equity market. The Manager considers "small and mid cap companies" to be those chosen from among the 3,000 largest capitalized companies, excluding the top 500, with stocks traded in the U.S. market. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid cap companies.